SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2001
                                                           ------------


                           First Community Corporation
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             (Exact name of registrant as specified in its charter)




      South Carolina                              57-1010751
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      (State or other                         (I.R.S. Employer
       jurisdiction of                        Identification No.)
       incorporation)




             5455 Sunset Boulevard, Lexington, South Carolina        29072
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               (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (803) 951-2265
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On May 23, 2001, First Community Corporation issued a press release announcing a five percent stock dividend payable June 30, 2001 for shareholders of record on May 31, 2001. A copy of this press release is attached as Exhibit
99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.               Description
                99.1                  Press release issued May 23, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               FIRST COMMUNITY CORPORATION



                               By: /s/ Joseph G. Sawyer
                                  ----------------------------------------------
                                       Joseph G. Sawyer, Chief Financial Officer



Dated: May 23, 2001


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                                  Exhibit Index



 Exhibit No.            Description                                Page Number
 -----------            -----------                               -------------
     99.1               Press release issued May 23, 2001              Page 4